UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Address of principal executive offices) (Zip code)

Andrea C. Stimmel, Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

651-222-8478

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2020

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Beginning in February 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Mairs & Power Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Mairs & Power Funds or from your Financial Intermediary. Instead, the reports will be made available on the Mairs & Power Funds' website, and you will be notified each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically for the Mairs & Power Funds, you will not be affected by this change and you need not take any action.

Mairs & Power Funds Direct Shareholders

You may elect to receive shareholder reports and other communications electronically or in paper from the Mairs & Power Funds by electing one of the following options:

1.  Receive Fund Communication by Email: Contact Shareholder Services at (800) 304-7404 or consent through the direct shareholder portal online at www.mairsandpower.com. You may also elect to receive account statements, tax forms and confirmations through this means.

2.  Receive Fund Communication by Mail: Contact Shareholder Services at (800) 304-7404.You may elect to continue receiving paper copies of the shareholder reports and other communications, free of charge, by contacting Shareholder Services at (800) 304-7404.

Mairs & Power Fund Shareholder through a Financial Intermediary (such as broker-dealer or bank)

Contact your Financial Intermediary to make your election. Your election will apply to all Mairs & Power Funds held through your Financial Intermediary.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

June 30, 2020

After the storms of the first quarter, the financial climate felt a little more settled in the second quarter. True, there is still a great deal of uncertainty in the air. Companies are still reporting layoffs, earnings remain under pressure, and the novel coronavirus is yet to be contained. But there are some hopeful signs. One notably encouraging sign, of course, is the overall market's dramatic recovery in the second quarter.

The numbers tell a tale of two very different quarters. The S&P 500 Total Return (TR) Index rose 20.54% for the second quarter, compared to being down 19.60% in the first quarter, and was down 3.08% year-to-date. The Dow Jones Industrial Average TR Index was up 18.51% for the second quarter, down 22.73% in the first quarter, and down 8.43% for the first six months of 2020. Overall, the Technology and Healthcare sectors have posted the highest gains year-to-date. Energy and Financials have been the weakest sectors.

By contrast, in the fixed-income market, the Bloomberg Barclays U.S. Government/Credit Bond Index returned 3.71% and 7.21% for the second quarter and first six months, respectively.

Future Outlook

Several governmental actions provided a measure of stability to the economy in the second quarter. The Federal Reserve (FED) has kept interest rates low and used several monetary tools to provide liquidity and assure efficient trading of financial instruments, especially corporate bonds. And the federal Paycheck Protection Program (PPP) has allowed numerous smaller businesses to keep their lights on and their employees paid. The support to the economy that has come from massive stimulus, both fiscally (via the federal government) and monetarily (through the FED), has certainly boosted the confidence of the markets.

We have a long way to go to get to full recovery, but there are several data points that give us reason to feel hopeful. The June jobs report provided some particularly good news. The unemployment rate continues to fall – from 13.3% in May to 11.1% – and the economy gained 4.8 million new jobs.

While a broad portion of the economy was all but shut down following the onset of the pandemic, a great deal of corporate and consumer money sat on the sidelines. The personal savings rate in April, for instance, was an astounding 33%. But in May, local economies began the process of gradual reopening, and the May retail sales report was significantly stronger than expected, posting a record 18% jump. This suggests that there is a great deal of pent-up demand. People want to get out and resume their normal lives, go to restaurants and spend money.

Complicating economic recovery locally and around the globe is, of course, the novel coronavirus. There have been some positive signs. European infection and death rates have declined significantly from where they were a few months ago in countries including Spain, Italy and France. In the U.S., it's a mixed picture, with some states showing significant improvement, while others see cases spike to new highs. There have been signs that some states reopened too quickly, or with insufficient care regarding social distancing and mask wearing. The resulting spikes in COVID-19 infections have caused some states to institute or reinstitute restrictions. We need to get the virus under control before we can have a true recovery.

In addition, the economic effects of the social unrest following George Floyd's death in late May have yet to play out. So far, they've fallen mostly on those who are already economically vulnerable. Businesses, government and the public will need to work together to address and ameliorate these effects.

So how do we explain the market's strong comeback in the second quarter? There was some volatility, to be sure, due mostly to the ups and downs in COVID-19 infection-rate reports. In general, we believe that the market is looking past what's likely to be a weak economy and lower profits in 2020 and focusing instead on recovery and accelerating growth in 2021. The market might seem expensive, if valuations are based on this year's depressed earnings. But it's a different story if we have recovering earnings in 2021, making valuations look more reasonable.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

As for the fixed income market, it has settled down after the uncertainties of the first quarter. In general, returns here have been steady.

Past Performance is not a guarantee of future results.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  June 30, 2020

The Mairs & Power Growth Fund's performance reflects the tale of two quarters we noted earlier. The Fund gained 17.36% in the second quarter, but is down 4.75% for the first six months of 2020. The Fund's benchmarks tell the same story. The S&P 500 Total Return (TR) benchmark was up 20.54% and down 3.08% over the same periods, while the Lipper Multi Cap Core Funds Index of peers has posted a gain of 23.14% in the second quarter and a decline of 3.46% year-to-date.

The Growth Fund managed to stay fairly close to the S&P 500 in terms of performance despite a number of macro headwinds. Our bias toward small- and mid-cap stocks relative to the S&P 500 has hurt relative performance so far this year, with the mid-cap index trailing the larger S&P 500 Index by nearly 10% year-to-date. Historically, investors have been rewarded for holding smaller stocks, since they have typically exhibited better growth characteristics. While smaller stocks have significantly underperformed large stocks over the last five years, we are expecting the pendulum will eventually shift back to favor smaller companies, and so we have been adding to positions in some of the smaller firms we hold.

A second headwind to relative performance is the result of the Fund investing more heavily in Industrial sector stocks while being underweighted in the Technology sector. For several years, we have been reducing the size of that relative "bet" as we have purchased Technology stocks that we find attractive for the long term. The two largest holdings in the Fund now are Microsoft (MSFT) and Google parent Alphabet (GOOG). At the end of the second quarter, those stocks represented 6.7% and 6.2% of the total portfolio, respectively. The Technology sector has outperformed the Industrial sector so far this year by nearly 30%. We believe this gap will narrow as the economy recovers and industrial activity accelerates; the Fund could benefit in the future if that happens.

We also added two new technology stocks earlier this year that have already contributed to the Fund's performance. One is Workiva (WK), a software-as-a-service technology company based in Iowa. We have held it for years in the Mairs & Power Small Cap Fund, but saw the opportunity with the market correction earlier this year to add it to the Growth Fund as well. Workiva provides software designed to ease the burden of regulatory reporting for corporations of all sizes. This year, it is expanding aggressively into Europe as new regulatory reporting requirements are being put in place there.

MAIRS & POWER GROWTH FUND (MPGFX)

Top Relative Performers

Second Quarter (3/31/20 – 6/30/20)		Year To Date (12/31/19 – 6/30/20)
Bio-Techne Corporation	18.88%	NVIDIA Corporation	64.71%
H.B. Fuller Company	40.01%	Bio-Techne Corporation	23.71%
NVIDIA Corporation	23.64%	Fastenal Company	20.61%
Fastenal Company	17.47%	Roche Holdings LTD	11.74%
Ecolab Inc.	7.43%	Alphabet Inc.	8.81%

Weak Relative Performers

Second Quarter (3/31/20 – 6/30/20)		Year To Date (12/31/19 – 6/30/20)
Medtronic PLC	-18.20%	U.S. Bancorp	-33.37%
Graco Inc.	-21.70%	Medtronic PLC	-15.09%
U.S. Bancorp	-12.43%	Walt Disney Company	-19.82%
Roche Holdings LTD	-13.62%	Donaldson Company, Inc.	-15.49%
Toro Company	-18.24%	Principal Financial Group, Inc.	-19.33%

Performance shown is relative to the S&P 500 TR Index as of June 30, 2020. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding. Past performance does not guarantee future results.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

The other is Activision (ATVI), one of the largest video game companies in the world. We believe it has a strong competitive position as its franchises – which include World of Warcraft, Call of Duty and Candy Crush – have attracted legions of loyal fans. Sheltering in place has provided a short-term benefit to the company, but will likely lure new customers to try out the games, and thus grow the video game industry overall. The longer we stay sheltered in place, the more Activision will likely benefit.

Another fairly recent addition to the Fund in the Technology sector is Nvidia (NVDA). This California-based designer and manufacturer of computer graphics processors was the largest contributor by far to the Fund's performance in the first half of the year, posting a share price gain of 61%. Its competitive advantage stems from its share and scale in the graphics card industry and the head start it has in providing chips being utilized for machine learning and artificial intelligence.

The largest detractor to relative performance in the Fund in the first half was U.S. Bancorp (USB). The combination of lower interest rates and credit concerns has hit the banking industry hard this year. But we believe U.S. Bank continues to have one of the best underwritten loan portfolios, and that it will emerge from the economic downturn in a better position than the vast majority of its competitors. We have taken advantage of the stock's weakness to add to our position.

During the quarter, we eliminated our small position in the Energy sector, namely the Fund's holdings in petroleum industry services provider Core Laboratories (CLB). The sector's long-term prospects are bleak.

Andrew R. Adams Lead Manager	Mark L. Henneman Co-Manager	Peter J. Johnson Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

Diversification does not guarantee profit or protect against loss.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2020

Ten years of investment performance (through June 30, 2020)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2020

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	5.27%	8.92%	12.62%	9.23%
S&P 500 Total Return Index(1)	7.51%	10.73%	13.99%	5.91%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 30, 2020, the expense ratio for the Fund is 0.65%.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  June 30, 2020

Portfolio Managers

Andrew R. Adams, CFA, lead manager since April 1, 2019, co-manager from January 1, 2015 through April 1, 2019, University of Wisconsin-Madison, MS Finance 1997

Peter J. Johnson, CFA, co-manager since April 1, 2019, University of Wisconsin-Madison, MBA 2010

Mark L. Henneman, CFA, co-manager since April 1, 2019 and from January 1, 2006 through July 1, 2013, lead manager from July 1, 2013 to April 1, 2019, University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$120.42
Expense Ratio	0.65%[1]
Portfolio Turnover Rate (1/1/20 to 6/30/20, not annualized)	8.84%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets) 3

Microsoft Corp	6.7%
Alphabet Inc	6.2
Ecolab Inc	4.3
US Bancorp/MN	4.2
Medtronic PLC	3.7
UnitedHealth Group Inc	3.6
Roche Holding AG	3.3
NVIDIA Corp	3.2
Bio-Techne Corp	3.2
Walt Disney Co/The	2.9

Portfolio Diversification
(Percent of Total Net Assets)

Common Stocks 98.9%
Health Care	22.2%
Information Technology	21.1
Industrials	19.7
Financials	10.9
Communication Services	10.1
Materials	6.8
Consumer Staples	3.7
Real Estate	2.5
Consumer Discretionary	1.9
Short-term Investments 1.1%[4]	1.1
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2020.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2020

Shares	Security Description	Fair Value
	COMMON STOCKS 98.9%
	COMMUNICATION SERVICES 10.1%
575,000	Activision Blizzard Inc	$43,642,500
182,300	Alphabet Inc (a)	257,701,103
1,078,600	Walt Disney Co/The	120,274,686
		421,618,289
	CONSUMER DISCRETIONARY 1.9%
242,100	Gentherm Inc (a)	9,417,690
190,000	Home Depot Inc/The	47,596,900
180,000	Target Corp	21,587,400
		78,601,990
	CONSUMER STAPLES 3.7%
180,000	General Mills Inc	11,097,000
2,263,592	Hormel Foods Corp	109,263,586
650,000	Sysco Corp	35,529,000
		155,889,586
	FINANCIALS 10.9%
780,000	American Express Co	74,256,000
841,300	Charles Schwab Corp/The	28,385,462
1,280,000	Great Western Bancorp Inc	17,612,800
2,240,000	Principal Financial Group Inc	93,049,600
4,780,000	US Bancorp/MN	175,999,600
2,650,000	Wells Fargo & Co	67,840,000
		457,143,462
	HEALTH CARE 22.2%
560,000	Abbott Laboratories	51,200,800
225,000	Baxter International Inc	19,372,500
502,200	Bio-Techne Corp	132,615,954
505,527	Elanco Animal Health Inc (a)	10,843,554
255,000	Eli Lilly & Co	41,865,900
795,000	Johnson & Johnson	111,800,850
1,690,000	Medtronic PLC (d)	154,973,000
1,300,000	Pfizer Inc	42,510,000
3,185,000	Roche Holding AG (c)	138,165,300
503,600	UnitedHealth Group Inc	148,536,820
643,500	Zimmer Holdings Inc	76,808,160
		928,692,838
	INDUSTRIALS 19.7%
731,900	3M Co	114,169,081
1,065,000	CH Robinson Worldwide Inc	84,198,900
1,800,000	Donaldson Co Inc	83,736,000
2,300,000	Fastenal Co	98,532,000

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
2,350,000	Graco Inc	$112,776,500
521,700	Honeywell International Inc	75,432,603
2,781,066	nVent Electric PLC (d)	52,089,366
108,000	Proto Labs Inc (a)	12,146,760
125,000	Rockwell Automation Inc	26,625,000
939,966	Tennant Co (e)	61,107,190
1,570,000	Toro Co/The	104,153,800
		824,967,200
	INFORMATION TECHNOLOGY 21.1%
1,260,000	Corning Inc	32,634,000
1,391,333	Digi International Inc (a)	16,209,029
995,000	Fiserv Inc (a)	97,131,900
364,000	Littelfuse Inc	62,109,320
1,370,000	Microsoft Corp	278,808,700
520,000	Motorola Solutions Inc	72,867,600
220,000	NVE Corp	13,602,600
350,000	NVIDIA Corp	132,968,500
622,100	QUALCOMM Inc	56,741,741
540,000	Visa Inc	104,311,800
300,000	Workiva Inc (a)	16,047,000
		883,432,190
	MATERIALS 6.8%
895,000	Ecolab Inc	178,060,250
1,710,000	HB Fuller Co	76,266,000
49,000	Sherwin-Williams Co/The	28,314,650
		282,640,900
	REAL ESTATE 2.5%
870,000	CoreSite Realty Corp	105,322,200
	TOTAL COMMON STOCKS (cost $2,282,564,904)	$4,138,308,655
	SHORT-TERM INVESTMENTS 0.9%
38,997,857	First American Government Obligations Fund, Class X, 0.091% (b) (cost $38,997,857)	$38,997,857
	TOTAL INVESTMENTS 99.8% (cost $2,321,562,761)	$4,177,306,512
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	6,536,820
	TOTAL NET ASSETS 100.0%	$4,183,843,332

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

(a)  Non-income producing.

(b)  The rate quoted is the annualized seven-day effective yield as of June 30, 2020.

(c)  American Depositary Receipt.

(d)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(e)  Affiliated company at June 30, 2020.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  June 30, 2020

The Balanced Fund finished the quarter up 11.99%, while its benchmark composite index (60% S&P 500 TR Index and 40% Bloomberg Barclays U.S. Government/Credit Bond Index) gained 13.66%. Six months year-to-date, the Fund is down 4.96% and the benchmark is up 1.37%. The Fund's peer group, as measured by the Morningstar U.S. Fund Allocation Index, gained 13.04% in the second quarter and was down 3.59% in the first six months of 2020.

The biggest contributor to the Fund's underperformance was our underweight stance in Technology, which was the market's top performing sector in the first half of the year. Besides the underweight, our selection was less than favorable. The Fund's two largest holdings, Alphabet (GOOG) and Microsoft (MSFT), performed well during the period, but Motorola Solutions (MSI) underperformed due to concerns about pressure on municipal budgets and related spending on public safety communication systems.

The other sector that hurt the Fund was the Financials. This sector has been a poor performer relative to the market in 2020, and the Fund is a little overweight here. The stocks in that sector that particularly hit the Fund's performance were the larger bank holding companies, notably JPMorgan Chase (JPM), Wells Fargo (WFC) and U.S. Bancorp (USB). The potential for increased credit losses due to the economic slowdown is one of the chief factors. Another is the negative impact of a flat yield curve, which makes it difficult for banks to earn interest income on their balance sheets.

By contrast, Healthcare and Consumer Staples held up reasonably well during the first half of the year, particularly during the market selloff in the first quarter. The Fund's top performers were Eli Lilly (LLY) and Roche (RHHBY) in Healthcare and Hormel (HRL) in the Consumer sector. As these stocks approached the high end of their valuation ranges in the heat of the first quarter's downdraft, we reduced their weights in order to pursue new buying opportunities.

MAIRS & POWER BALANCED FUND (MAPOX)

Top Relative Performers

Second Quarter (3/31/20 – 6/30/20)		Year To Date (12/31/19 – 6/30/20)
H.B. Fuller Company	40.01%	Eli Lilly & Company	29.24%
Principal Financial Group, Inc.	13.92%	Roche Holdings Ltd ADR	11.74%
Fastenal Company	17.47%	Fastenal Company	20.61%
Ecolab Inc.	7.43%	Alphabet Inc.	8.81%
Bio-Techne Corporation	18.88%	Bio-Techne Corporation	23.71%

Weak Relative Performers

Second Quarter (3/31/20 – 6/30/20)		Year To Date (12/31/19 – 6/30/20)
Graco Inc.	-21.70%	U.S. Bancorp	-33.37%
Medtronic PLC	-18.20%	Schlumberger	-50.20%
U.S. Bancorp	-12.43%	Medtronic PLC	-15.09%
Roche Holdings Ltd ADR	-13.62%	Principal Financial Group, Inc.	-19.33%
Hormel Foods Corporation	-16.54%	Great Western Bancorp, Inc.	-56.42%

Performance shown is relative to the S&P 500 TR Index as of June 30, 2020. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding. Past performance does not guarantee future results.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

In the second quarter, the Fund added Tennant (TNC), a Minneapolis-based industrial company that has a leading market share position in commercial and industrial scrubbers. What we particularly like is its development of an autonomous scrubbing unit. Industry research shows that the majority of the cost of operating a scrubber is the person operating it, so we expect there to be heavy demand for Tennant's autonomous scrubber as it enters the market. In the near term, we admit that capital spending for industrial and commercial customers is likely to be slow, thus dampening Tennant's short-term performance. But in the longer term, we like the share-gain opportunity associated with this innovation.

Turning to fixed income, the first quarter's downturn caused corporate bond spreads to widen from roughly 100 basis points over Treasuries to nearly 350 basis points. Our long-term overweight in corporate bonds took a heavy toll on relative performance, as it always has during recessions.

However, the Fund's corporate bonds have always rallied back strongly, and over the full economic cycle, we have generally earned the excess spreads that corporate bonds pay over Treasuries. Aside from a small allocation to Airline Equipment Trusts, which are secured by airplanes, the Fund has minimal to no exposure to the sectors that are being the most negatively impacted by the virus's economic fallout. In addition, we believe we have been trading up in quality over the past year and a half, believing that the long economic expansion would end at some point. Overall, we believe the Fund's credit book is very high-quality.

And in fact, the Fund did get back about a third of that underperformance in the second quarter. Corporate bond spreads have tightened significantly, though they still have a ways to go to reach where they were at the beginning of 2020. That noted, we believe our fixed income holdings are well positioned to make up more ground in the second half of the year.

In sum, interest rates have generally been stable in the second quarter, and the corporate bond outlook has been improving. Whether that improvement continues depends largely, of course, on the overall economy and how quickly the spread of COVID-19 can be contained.

Kevin V. Earley Lead Manager	Robert W. Thompson Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

Yield curve is a visual representation of the yield relationship between bonds of the same credit quality and different maturities.

Basis Point is a unit of measure used to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01%

Diversification does not guarantee profit or protect against loss.

Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 TR Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Morningstar U.S. Fund Allocation Index is designed to benchmark target-date and target-risk investment products. Index is based on well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. Index has 60% global equity exposure and 40% global bond exposure. It is not possible to invest directly in an index.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2020

Ten years of investment performance (through June 30, 2020)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2020

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	1.81%	6.37%	9.20%	7.10%
Composite Index(1)	9.08%	8.59%	10.21%	5.99%
S&P 500 Total Return Index(2)	7.51%	10.73%	13.99%	5.91%
Bloomberg Barclays U.S. Government/Credit Bond Index(3)	10.02%	4.74%	4.13%	5.30%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 30, 2020, the expense ratio for the Fund is 0.71%.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)  The Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  June 30, 2020

Portfolio Managers

Kevin V. Earley, CFA, lead manager since April 1, 2018, co-manager from January 1, 2015 through April 1, 2018, University of Minnesota, MBA Finance 1990

Robert W. Thompson, CFA, co-manager since April 1, 2018, University of Minnesota, MBA Finance 1995

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$93.71
Expense Ratio	0.71%[1]
Portfolio Turnover Rate (1/1/20 to 6/30/20, not annualized)	9.89%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings
(Percent of Total Net Assets) 3

Alphabet Inc	3.5%
Microsoft Corp	3.3
US Bancorp/MN	2.7
Ecolab Inc	2.3
UnitedHealth Group Inc	2.2
Medtronic PLC	2.2
Eli Lilly & Co	2.0
Abbott Laboratories	1.9
Johnson & Johnson	1.9
Roche Holding AG	1.9

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 35.0%
Corporate Bonds	30.4%
Asset Backed Securities	2.0
Municipal Bonds	1.3
U.S. Government Obligations	1.3
Common Stocks 63.1%
Health Care	14.9
Industrials	12.2
Information Technology	9.7
Financials	8.9
Communications Services	5.1
Materials	4.6
Consumer Staples	3.6
Consumer Discretionary	2.0
Energy	1.1
Real Estate	0.5
Utilities	0.5
Short-term Investments 1.9%[4]	1.9
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2020.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2020

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 35.0%
	CORPORATE BONDS 30.4%
	COMMUNICATION SERVICES 1.3%
$1,000,000	Time Warner Cable Inc	4.125%	02/15/21	$1,011,464
1,000,000	Viacom Inc	3.875%	04/01/24	1,076,025
500,000	Interpublic Group of Cos Inc/The	4.200%	04/15/24	545,841
1,000,000	CBS Corp	3.500%	01/15/25	1,089,760
1,688,000	Netflix Inc	5.875%	11/15/28	1,922,210
2,000,000	Comcast Corp	4.250%	01/15/33	2,453,659
1,000,000	Verizon Communications Inc	4.400%	11/01/34	1,245,118
1,000,000	AT&T Inc	4.500%	05/15/35	1,186,699
				10,530,776
	CONSUMER DISCRETIONARY 3.2%
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,021,831
1,000,000	Harley-Davidson Financial Services Inc (g)	4.050%	02/04/22	1,030,716
500,000	Whirlpool Corp	4.700%	06/01/22	535,316
1,000,000	Block Financial LLC	5.500%	11/01/22	1,065,674
1,000,000	General Motors Financial Co Inc	3.700%	05/09/23	1,027,680
1,000,000	General Motors Financial Co Inc	4.250%	05/15/23	1,044,205
1,000,000	Advance Auto Parts Inc	4.500%	12/01/23	1,084,888
1,000,000	General Motors Financial Co Inc	3.950%	04/13/24	1,034,502
2,000,000	Coach Inc	4.250%	04/01/25	1,936,884
250,000	General Motors Co	4.000%	04/01/25	259,421
1,000,000	General Motors Financial Co Inc	4.300%	07/13/25	1,042,560
1,064,000	Block Financial LLC	5.250%	10/01/25	1,154,295
1,500,000	Ford Motor Co	4.346%	12/08/26	1,399,200
2,245,000	Lear Corp	3.800%	09/15/27	2,278,735
1,000,000	General Motors Co	4.200%	10/01/27	1,018,952
1,000,000	AutoNation Inc	3.800%	11/15/27	1,034,451
923,000	Whirlpool Corp	4.750%	02/26/29	1,089,060
2,000,000	Hasbro Inc	3.900%	11/19/29	2,082,698
2,000,000	Advance Auto Parts Inc (g)	3.900%	04/15/30	2,139,621
1,000,000	Mohawk Industries Inc	3.625%	05/15/30	1,089,334
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	1,182,179
750,000	Hasbro Inc	5.100%	05/15/44	766,498
				26,318,700
	CONSUMER STAPLES 1.3%
2,430,000	Land O' Lakes Inc (g)	6.000%	11/15/22	2,502,900
500,000	Land O' Lakes Inc	7.250%	07/14/27	455,000
1,949,000	Land O' Lakes Capital Trust I (g)	7.450%	03/15/28	2,134,155
2,500,000	Land O' Lakes Inc	7.000%	12/18/28	2,253,125
1,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc	4.700%	02/01/36	1,178,074

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER STAPLES (continued)
$1,000,000	Walgreens Boots Alliance Inc	4.800%	11/18/44	$1,082,836
1,000,000	Molson Coors Brewing Co	4.200%	07/15/46	973,128
				10,579,218
	ENERGY 0.6%
1,170,000	ONEOK Inc	4.250%	02/01/22	1,209,832
140,000	Gulf South Pipeline Co LP	4.000%	06/15/22	142,538
300,000	TechnipFMC PLC (b)	3.450%	10/01/22	305,127
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,550,835
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	550,245
1,000,000	Boardwalk Pipelines LP	4.950%	12/15/24	1,070,797
500,000	Murphy Oil Corp (f)	5.875%	12/01/42	387,950
				5,217,324
	FINANCIALS 12.6%
1,000,000	Nationwide Financial Services Inc (g)	5.375%	03/25/21	1,028,456
1,000,000	Capital One Financial Corp	4.750%	07/15/21	1,042,733
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	525,003
3,000,000	Primerica Inc	4.750%	07/15/22	3,227,462
2,833,000	Infinity Property & Casualty Corp	5.000%	09/19/22	2,989,485
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,078,557
1,000,000	Standard Chartered PLC (b) (g)	3.950%	01/11/23	1,037,102
500,000	First American Financial Corp	4.300%	02/01/23	526,204
4,073,000	Assurant Inc	4.000%	03/15/23	4,344,457
3,000,000	Liberty Mutual Group Inc (g)	4.250%	06/15/23	3,256,233
500,000	Assurant Inc	4.200%	09/27/23	530,003
500,000	CNA Financial Corp	7.250%	11/15/23	582,873
500,000	Pacific Life Insurance Co (g)	7.900%	12/30/23	598,406
1,000,000	Moody's Corp	4.875%	02/15/24	1,130,037
1,000,000	HSBC Holdings PLC (b)	4.250%	03/14/24	1,078,938
540,000	Wintrust Financial Corp	5.000%	06/13/24	575,435
2,250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	2,512,530
3,088,000	Legg Mason Inc	3.950%	07/15/24	3,322,917
1,500,000	Symetra Financial Corp	4.250%	07/15/24	1,613,815
1,500,000	Stifel Financial Corp	4.250%	07/18/24	1,593,299
1,000,000	Citigroup Inc	4.000%	08/05/24	1,090,691
3,000,000	Synchrony Financial	4.250%	08/15/24	3,150,396
2,800,000	Brown & Brown Inc	4.200%	09/15/24	3,036,111
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,163,005
2,000,000	TIAA Asset Management Finance Co LLC (g)	4.125%	11/01/24	2,255,743
1,627,000	Associated Banc-Corp	4.250%	01/15/25	1,706,206

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$4,000,000	Kemper Corp	4.350%	02/15/25	$4,313,998
1,050,000	TCF National Bank	4.600%	02/27/25	1,083,394
1,000,000	BBVA USA	3.875%	04/10/25	1,056,406
250,000	Liberty Mutual Insurance Co (g)	8.500%	05/15/25	321,785
1,000,000	Prudential Insurance Co of America/The (g)	8.300%	07/01/25	1,297,603
3,000,000	American International Group Inc	3.750%	07/10/25	3,319,923
1,000,000	Synchrony Financial	4.500%	07/23/25	1,062,502
2,000,000	Janus Capital Group Inc (b)	4.875%	08/01/25	2,208,698
2,000,000	HSBC Holdings PLC (b)	4.250%	08/18/25	2,182,032
4,000,000	Capital One Financial Corp	4.200%	10/29/25	4,443,308
1,520,000	Legg Mason Inc	4.750%	03/15/26	1,719,709
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	2,193,131
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,127,715
2,000,000	MSCI Inc (g)	4.750%	08/01/26	2,068,980
3,290,000	Old Republic International Corp	3.875%	08/26/26	3,516,852
500,000	Morgan Stanley	4.350%	09/08/26	576,540
500,000	Raymond James Financial Inc	3.625%	09/15/26	555,241
1,000,000	Citigroup Inc	4.300%	11/20/26	1,135,750
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	1,163,869
4,000,000	Mercury General Corp	4.400%	03/15/27	4,363,205
450,000	Athene Holding Ltd (b)	4.125%	01/12/28	464,230
250,000	Provident Cos Inc	7.250%	03/15/28	293,277
2,000,000	E*TRADE Financial Corp	4.500%	06/20/28	2,312,848
500,000	Farmers Exchange Capital (g)	7.050%	07/15/28	613,601
1,000,000	Lazard Group LLC	4.375%	03/11/29	1,119,278
2,500,000	Wintrust Financial Corp	4.850%	06/06/29	2,654,836
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	552,924
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	533,010
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	527,448
538,000	Bank of America Corp	4.000%	08/15/34	590,486
3,000,000	Fulton Financial Corp (f)	3.750%	03/15/35	2,864,525
500,000	Swiss Re Treasury US Corp (g)	4.250%	12/06/42	611,294
500,000	Principal Financial Group Inc	4.350%	05/15/43	594,893
2,500,000	M&T Bank Corp (f)	5.125%	12/29/49	2,492,175
				102,931,563
	HEALTH CARE 1.4%
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,030,139
500,000	Wyeth LLC	6.450%	02/01/24	601,955
3,000,000	AbbVie Inc (g)	3.800%	03/15/25	3,328,547
1,400,000	Baxalta Inc	4.000%	06/23/25	1,586,816

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	HEALTH CARE (continued)
$400,000	Bristol-Myers Squibb Co (g)	3.875%	08/15/25	$455,036
1,000,000	Cigna Corp (g)	4.500%	02/25/26	1,163,305
1,400,000	CVS Health Corp	4.780%	03/25/38	1,739,643
1,000,000	UnitedHealth Group Inc	3.500%	08/15/39	1,162,831
				11,068,272
	INDUSTRIALS 3.0%
500,000	IDEX Corp	4.200%	12/15/21	515,175
500,000	GATX Corp	4.750%	06/15/22	527,103
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (g)	4.875%	07/11/22	532,603
1,850,000	MasTec Inc	4.875%	03/15/23	1,836,125
1,000,000	GATX Corp	3.900%	03/30/23	1,052,386
1,000,000	Flowserve Corp	4.000%	11/15/23	1,028,530
2,126,000	Air Lease Corp	4.850%	02/01/24	2,067,143
2,350,000	Tennant Co	5.625%	05/01/25	2,373,500
1,500,000	Hillenbrand Inc (f)	4.500%	09/15/26	1,506,090
500,000	Toro Co/The	7.800%	06/15/27	605,665
2,000,000	Kennametal Inc	4.625%	06/15/28	2,143,270
500,000	Fluor Corp	4.250%	09/15/28	429,375
3,000,000	Steelcase Inc	5.125%	01/18/29	3,184,899
1,000,000	Oshkosh Corp	3.100%	03/01/30	1,007,060
2,000,000	GATX Corp	4.000%	06/30/30	2,140,883
2,000,000	Eaton Corp	4.000%	11/02/32	2,364,932
1,000,000	FedEx Corp	4.100%	04/15/43	1,040,128
				24,354,867
	INFORMATION TECHNOLOGY 4.0%
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	502,779
500,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	4.420%	06/15/21	513,975
2,000,000	NetApp Inc	3.375%	06/15/21	2,044,261
1,500,000	Symantec Corp	3.950%	06/15/22	1,520,625
500,000	Western Union Co/The	4.250%	06/09/23	538,695
2,000,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	5.450%	06/15/23	2,187,625
700,000	DXC Technology Co	4.250%	04/15/24	752,671
1,031,000	Arrow Electronics Inc	4.000%	04/01/25	1,114,589
1,000,000	Juniper Networks Inc	4.350%	06/15/25	1,110,242
2,000,000	Hewlett Packard Enterprise Co (f)	4.900%	10/15/25	2,308,544
1,500,000	Dell International LLC / EMC Corp (g)	6.020%	06/15/26	1,719,713
1,000,000	DXC Technology Co	4.750%	04/15/27	1,096,439
2,500,000	Motorola Solutions Inc	4.600%	02/23/28	2,843,309
1,500,000	Trimble Inc	4.900%	06/15/28	1,721,809
1,000,000	Fiserv Inc	4.200%	10/01/28	1,173,406

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INFORMATION TECHNOLOGY (continued)
$1,500,000	Broadcom Inc (g)	4.750%	04/15/29	$1,702,702
1,000,000	Juniper Networks Inc	3.750%	08/15/29	1,117,950
1,000,000	Dell International LLC / EMC Corp (g)	5.300%	10/01/29	1,103,729
3,000,000	Intel Corp	4.000%	12/15/32	3,687,510
2,000,000	Leidos Inc	5.500%	07/01/33	2,248,100
1,500,000	Western Union Co/The	6.200%	11/17/36	1,699,642
				32,708,315
	MATERIALS 2.3%
500,000	Carpenter Technology Corp	5.200%	07/15/21	504,718
175,000	Mosaic Co/The	3.750%	11/15/21	179,126
1,000,000	Domtar Corp	4.400%	04/01/22	1,021,728
750,000	RPM International Inc	3.450%	11/15/22	774,100
2,000,000	Mosaic Co/The	4.250%	11/15/23	2,098,625
1,000,000	Steel Dynamics Inc	5.500%	10/01/24	1,027,500
1,000,000	Freeport-McMoRan Inc	4.550%	11/14/24	1,016,250
756,000	Eastman Chemical Co	3.800%	03/15/25	820,778
865,000	Union Carbide Corp	7.500%	06/01/25	1,047,045
2,000,000	DowDuPont Inc	4.493%	11/15/25	2,300,408
200,000	Worthington Industries Inc	4.550%	04/15/26	227,272
1,500,000	Cabot Corp	3.400%	09/15/26	1,537,475
782,000	HB Fuller Co	4.000%	02/15/27	758,305
1,500,000	Cabot Corp	4.000%	07/01/29	1,549,961
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,394,249
1,000,000	Alcoa Inc	5.950%	02/01/37	1,037,601
1,000,000	Newmont Mining Corp	4.875%	03/15/42	1,288,755
325,000	Albemarle Corp	5.450%	12/01/44	341,551
				18,925,447
	REAL ESTATE 0.2%
1,000,000	CBRE Services Inc	5.250%	03/15/25	1,126,191
350,000	CBRE Services Inc	4.875%	03/01/26	397,283
				1,523,474
	UTILITIES 0.5%
75,000	National Fuel Gas Co	3.750%	03/01/23	76,442
1,060,000	PSEG Power LLC	4.300%	11/15/23	1,169,419
250,000	Jersey Central Power & Light Co (g)	4.300%	01/15/26	289,073
2,000,000	National Fuel Gas Co	3.950%	09/15/27	1,961,059
1,000,000	National Fuel Gas Co	4.750%	09/01/28	1,015,000
				4,510,993
	TOTAL CORPORATE BONDS			248,668,949

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES 2.0%
$327,160	America West Airlines 2000-1 Pass Through Trust	8.057%	07/02/20	$327,071
325,458	American Airlines 2011-1 Class A Pass Through Trust	5.250%	01/31/21	275,102
250,317	Air Canada 2013-1 Class B Pass Through Trust (b) (g)	5.375%	05/15/21	229,482
195,018	Northwest Airlines 2002-1 Class G-2 Pass Through Trust	6.264%	11/20/21	186,655
272,512	United Airlines 2014-1 Class B Pass Through Trust	4.750%	04/11/22	240,582
142,678	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	04/19/22	132,996
171,146	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	08/01/22	170,775
444,502	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	08/10/22	401,234
43,566	United Airlines 2014-2 Class B Pass Through Trust	4.625%	09/03/22	38,302
343,960	American Airlines 2014-1 Class B Pass Through Trust	4.375%	10/01/22	249,453
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	12/01/22	923,029
427,347	US Airways 2010-1 Class A Pass Through Trust	6.250%	04/22/23	346,144
1,049,634	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	07/30/23	931,883
609,211	American Airlines 2015-2 Class B Pass Through Trust	4.400%	09/22/23	416,389
230,881	US Airways 2011-1 Class A Pass Through Trust	7.125%	10/22/23	186,553
2,606,944	American Airlines 2016-1 Class B Pass Through Trust	5.250%	01/15/24	1,708,925
819,186	Spirit Airlines Pass Through Trust 2015-1B	4.450%	04/01/24	615,763
1,254,586	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	10/29/24	1,130,433
897,518	American Airlines 2017-1 Class B Pass Through Trust	4.950%	02/15/25	673,870
764,113	United Airlines 2013-1 Class A Pass Through Trust	4.300%	08/15/25	698,209
779,041	American Airlines 2016-3 Class B Pass Through Trust	3.750%	10/15/25	545,405
616,761	US Airways 2013-1 Class A Pass Through Trust	3.950%	11/15/25	508,889
1,775,385	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	1,510,348
619,563	United Airlines 2014-1 Class A Pass Through Trust	4.000%	04/11/26	566,815
518,344	United Airlines 2014-2 Class A Pass Through Trust	3.750%	09/03/26	471,717
1,364,559	American Airlines 2014-1 Class A Pass Through Trust	3.700%	10/01/26	1,127,869
349,856	American Airlines 2015-1 Class A Pass Through Trust	3.375%	05/01/27	292,608
155,625	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	09/22/27	143,580
507,405	American Airlines 2015-2 Class A Pass Through Trust	4.000%	09/22/27	419,742
98,852	Spirit Airlines Pass Through Trust 2015-1A	4.100%	04/01/28	83,086
905,159	British Airways 2018-1 Class A Pass Through Trust (b) (g)	4.125%	09/20/31	746,853
				16,299,762
	MUNICIPAL BONDS 1.3%
650,000	Glendale Community College District/CA	2.113%	08/01/31	655,785
500,000	Socorro Independent School District	2.125%	08/15/31	524,570
400,000	County of Hennepin MN	4.800%	12/01/35	510,368
500,000	DeKalb Kane & LaSalle Counties Etc Community College District No 523 Kishwaukee	3.017%	02/01/36	507,270
305,000	State of California	4.600%	04/01/38	356,414
1,000,000	Crowley Independent School District	3.010%	08/01/38	1,024,660
850,000	Worthington Independent School District No 518	3.300%	02/01/39	862,087

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	MUNICIPAL BONDS (continued)
$750,000	Allen Independent School District	3.148%	02/15/39	$795,075
610,000	Rockwall Independent School District	3.091%	02/15/39	633,808
945,000	City of Minnetonka MN	3.050%	02/01/40	974,683
505,000	Village of Ashwaubenon WI	2.970%	06/01/40	514,130
800,000	Utah Transit Authority	3.443%	12/15/42	829,104
500,000	BAC Capital Trust XIV (f)	4.000%	03/15/43	446,875
600,000	San Diego Community College District	3.336%	08/01/43	646,836
1,000,000	Michigan State University	4.496%	08/15/48	1,131,260
				10,412,925
	U.S. GOVERNMENT OBLIGATIONS 1.3%
7,000,000	United States Treasury Note/Bond	2.625%	02/15/29	8,202,578
2,000,000	United States Treasury Note/Bond	3.000%	02/15/49	2,761,250
				10,963,828
	TOTAL FIXED INCOME SECURITIES (cost $272,131,759)			$286,345,464
	COMMON STOCKS 63.1%
	COMMUNICATION SERVICES 5.1%
20,000	Alphabet Inc (a)			$28,272,200
120,000	Walt Disney Co/The			13,381,200
				41,653,400
	CONSUMER DISCRETIONARY 2.0%
45,000	Home Depot Inc/The			11,272,950
45,000	Target Corp			5,396,850
				16,669,800
	CONSUMER STAPLES 3.6%
83,000	General Mills Inc			5,116,950
50,000	Hershey Co/The			6,481,000
255,000	Hormel Foods Corp			12,308,850
95,000	Sysco Corp			5,192,700
				29,099,500
	ENERGY 1.1%
82,000	Chevron Corp			7,316,860
84,000	Schlumberger Ltd (b)			1,544,760
				8,861,620
	FINANCIALS 8.9%
133,000	American Express Co			12,661,600
198,000	Great Western Bancorp Inc			2,724,480
140,000	JPMorgan Chase & Co			13,168,400

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	FINANCIALS (continued)
339,000	Principal Financial Group Inc	$14,082,060
27,000	Travelers Cos Inc/The	3,079,350
591,000	US Bancorp/MN	21,760,620
221,000	Wells Fargo & Co	5,657,600
		73,134,110
	HEALTH CARE 14.9%
174,000	Abbott Laboratories	15,908,820
57,000	Baxter International Inc	4,907,700
29,000	Bio-Techne Corp	7,658,030
175,000	Elanco Animal Health Inc (a)	3,753,750
100,000	Eli Lilly & Co	16,418,000
113,000	Johnson & Johnson	15,891,190
192,000	Medtronic PLC (e)	17,606,400
201,000	Pfizer Inc	6,572,700
352,000	Roche Holding AG (d)	15,269,760
60,000	UnitedHealth Group Inc	17,697,000
		121,683,350
	INDUSTRIALS 12.2%
96,000	3M Co	14,975,040
86,000	CH Robinson Worldwide Inc	6,799,160
212,000	Donaldson Co Inc	9,862,240
234,000	Fastenal Co	10,024,560
273,000	Graco Inc	13,101,270
97,000	Honeywell International Inc	14,025,230
225,000	nVent Electric PLC (e)	4,214,250
24,000	Rockwell Automation Inc	5,112,000
55,000	Tennant Co	3,575,550
195,000	Toro Co/The	12,936,300
42,000	United Parcel Service Inc, Class B	4,669,560
		99,295,160
	INFORMATION TECHNOLOGY 9.7%
236,000	Corning Inc	6,112,400
103,000	Fiserv Inc (a)	10,054,860
23,000	Littelfuse Inc	3,924,490
131,000	Microsoft Corp	26,659,810
71,000	Motorola Solutions Inc	9,949,230
100,000	QUALCOMM Inc	9,121,000
68,000	Visa Inc	13,135,560
		78,957,350

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	MATERIALS 4.6%
95,000	Ecolab Inc	$18,900,250
188,000	HB Fuller Co	8,384,800
18,000	Sherwin-Williams Co/The	10,401,300
		37,686,350
	REAL ESTATE 0.5%
34,000	CoreSite Realty Corp	4,116,040
	UTILITIES 0.5%
65,000	Xcel Energy Inc	4,062,500
	TOTAL COMMON STOCKS (cost $328,158,910)	$515,219,180
	SHORT-TERM INVESTMENTS 1.1%
9,000,895	First American Government Obligations Fund, Class X, 0.091% (c) (cost $9,000,895)	$9,000,895
	TOTAL INVESTMENTS 99.2% (cost $609,291,564)	$810,565,539
	OTHER ASSETS AND LIABILITIES (NET) 0.8%	6,487,945
	TOTAL NET ASSETS 100.0%	$817,053,484

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2020, these securities represented $9,797,222 or 1.2% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2020.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(f)  Step Bonds - Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2020.

(g)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under the Fund's Liquidity Risk Management Program. As of June 30, 2020, these securities represented $34,869,238 or 4.3% of total net assets.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  June 30, 2020

Here is a particularly remarkable demonstration of the tale of two quarters. In the second quarter, the Mairs & Power Small Cap Fund gained 19.03%, the benchmark S&P Small Cap 600 Total Return (TR) Index was up 21.94% and the Fund's peer group of small cap funds as measured by the Morningstar U.S. Fund Small Blend category was up 22.86%. But six months year-to-date, the Fund has lost 15.68%, the S&P Small Cap 600 TR Index was down 17.85% and the Morningstar peer group lost 16.99%.

The Fund's relative outperformance in the first half compared to the S&P 600 benchmark was driven mainly by the strength of the fund's Healthcare sector holdings. Top performers in this sector were Bio-Techne (TECH), Catalent (CTLT), and Inspire Medical Systems (INSP). All were up during the quarter versus the index, and all have significant weights in the Fund's portfolio. Catalent, for instance, is providing manufacturing and packaging capabilities to multiple pharmaceutical firms developing vaccines for COVID-19. Minnesota-based Inspire has succeeded in getting Medicare and most private-pay insurers to cover its sleep apnea device. They are having good success in rolling out this product.

The sector that most detracted from the Fund's performance was the Financial sector. Economic turmoil leading to falling interest rates and credit losses have caused our holdings in banks and insurance companies to significantly underperform. Examples of Fund holdings in this sector that underperformed significantly include Great Western Bancorp (GWB), Associated Banc-Corp (ASB) and Wintrust Financial (WTFC). Another of our Financial holdings, United Fire Group (UFCS), was impacted by both falling yields on their investment portfolio as well as large catastrophe losses.

MAIRS & POWER SMALL CAP FUND (MSCFX)

Top Relative Performers

Second Quarter (3/31/20 – 6/30/20)		Year To Date (12/31/19 – 6/30/20)
Catalent, Inc.	19.15%	Catalent, Inc.	48.05%
Workiva, Inc.	43.51%	Bio-Techne Corporation	38.48%
H.B. Fuller Company	38.61%	CyberOptics Corporation	93.10%
CyberOptics Corporation	66.31%	CoreSite Realty Corporation	28.10%
Bio-Techne Corporation	17.48%	Inspire Medical Systems, Inc.	35.12%

Weak Relative Performers

Second Quarter (3/31/20 – 6/30/20)		Year To Date (12/31/19 – 6/30/20)
Black Hills Corporation	-32.61%	Great Western Bancorp, Inc.	-41.64%
Great Western Bancorp, Inc.	-53.90%	AAR Corporation	-36.05%
United Fire Group, Inc.	-36.00%	Wintrust Financial Corporation	-19.88%
CoreSite Realty Corporation	-16.42%	Marcus Corporation	-40.11%
Northwestern Corporation	-29.84%	Associated Bancorp	-18.61%

Performance shown is relative to the S&P SmallCap 600 TR Index as of June 30, 2020. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding.

We did take advantage of the market turmoil in the first quarter to add four new names to the Fund. These were stocks that we had been following for some time, and whose valuations became particularly compelling in the selloff. In the Technology sector, we added two companies:

• Envestnet (ENV) is a Chicago-based firm that develops back-office systems for financial planners. Its business has been growing as more and more financial planners leave large brokerages to strike out on their own.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

Envestnet provides the support these financial planners need, including portfolio analytics, portfolio management and other wealth management tools.

• Plexus (PLXS) is a contract manufacturer in Wisconsin that over the years has improved its business model. Plexus has improved its customer mix and has had a much more consistent revenue base with good overall returns.

In the Industrial sector, the fund added nVent Electric (NVT), which was spun off from Pentair in 2018. The company manufactures enclosure systems and provides connectivity solutions for telecommunications and electronics equipment. While NVT was hit hard in the first half of 2020, we believe it remains a very solid company with very promising opportunities with the rollout of 5G and the growth of Internet of Things technologies.

In the Consumer sector, the Fund added Sleep Number (SNBR). We had been looking at this Minnesota-based company for quite some time, and were waiting for the right opportunity to add it to the portfolio. We got that valuation in the first half of the year.

The Fund also exited a couple of companies in the second quarter. One was United Bankshares (UBSI), which operates primarily in the Mid-Atlantic states. We didn't have as much confidence in the credit strength and long-term prospects of this bank as we do in the others that we hold. In the Technology sector, we exited FireEye (FEYE), whose cybersecurity product rollout was not as strong as we had expected.

In addition, we sold some positions in Healthcare companies that had held up well in the first quarter in order to take advantage of the buying opportunities mentioned earlier. But by and large, the Fund has not changed a great deal in terms of positioning or overall strategy as a result of market turmoil in the first half of the year.

Allen D. Steinkopf Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

Diversification does not guarantee profit or protect against loss.

S&P 600 Small Cap Total Return (S&P 600) is an index of small company stocks managed by Standard & Poor's Financial Services LLC that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

Morningstar Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market and are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in an index.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2020

Investment performance since commencement of operations (through June 30, 2020)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended June 30, 2020

	1 Year	3 Year	5 Year	Since Inception(2)
Mairs & Power Small Cap Fund	-11.96%	-0.76%	4.15%	11.79%
S&P Small Cap 600 Total Return Index (1)	-11.29%	0.56%	4.48%	10.75%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 30, 2020, the expense ratio for the Fund is 1.05%.

(1) The S&P Small Cap 600 Total Return Index is an index of small-company stocks managed by Standard & Poor's Financial Services LLC that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(2) Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  June 30, 2020

Portfolio Managers

Allen D. Steinkopf, CFA, lead manager since April 1, 2019, co-manager from January 1, 2015 through April 1, 2019, University of Minnesota, MBA Finance 1986

Andrew R. Adams, CFA, co-manager since April 1, 2019, lead manager from 2011 to April 1, 2019, University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$22.27
Expense Ratio	1.06%[1]
Portfolio Turnover Rate (1/1/20 to 6/30/20, not annualized)	9.49%
Sales Charge	None[2]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets) 3

Catalent Inc	4.3%
Wintrust Financial Corp	4.0
Tennant Co	3.9
Cabot Microelectronics Corp	3.5
Oshkosh Corp	3.5
Cullen/Frost Bankers Inc	3.4
Bio-Techne Corp	3.2
CoreSite Realty Corp	3.1
Glacier Bancorp Inc	3.1
Littelfuse Inc	3.1

Portfolio Diversification
(Percent of Total Net Assets)

Common Stocks 98.8%
Industrials	24.6%
Financials	17.4
Information Technology	16.8
Health Care	15.8
Real Estate	6.0
Utilities	5.2
Consumer Staples	4.1
Consumer Discretionary	3.3
Materials	3.3
Communication Services	1.3
Energy	1.0
Short-term Investments 1.2%[4]	1.2
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2020.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2020

Shares	Security Description	Fair Value
	COMMON STOCKS 98.8%
	COMMUNICATION SERVICES 1.3%
320,523	Marcus Corp/The	$4,253,340
	CONSUMER DISCRETIONARY 3.3%
192,480	Gentherm Inc (a)	7,487,472
74,445	Sleep Number Corp (a)	3,099,890
		10,587,362
	CONSUMER STAPLES 4.1%
57,400	Casey's General Stores Inc	8,582,448
116,400	MGP Ingredients Inc	4,272,462
		12,854,910
	ENERGY 1.0%
160,300	Core Laboratories NV (b)	3,257,296
	FINANCIALS 17.4%
571,961	Associated Banc-Corp	7,824,426
143,300	Cullen/Frost Bankers Inc	10,705,943
274,400	Glacier Bancorp Inc	9,683,576
329,800	Great Western Bancorp Inc	4,538,048
145,778	QCR Holdings Inc	4,545,358
187,387	United Fire Group Inc	5,192,494
287,600	Wintrust Financial Corp	12,545,112
		55,034,957
	HEALTH CARE 15.8%
38,000	Bio-Techne Corp	10,034,660
218,240	Calyxt Inc (a)	1,075,923
109,615	Cardiovascular Systems Inc (a)	3,458,353
185,600	Catalent Inc (a)	13,604,480
101,800	Inspire Medical Systems Inc (a)	8,858,636
346,292	IntriCon Corp (a)	4,681,868
164,400	Patterson Cos Inc	3,616,800
75,049	Premier Inc (a)	2,572,680
43,227	SurModics Inc (a)	1,869,135
		49,772,535
	INDUSTRIALS 24.6%
268,778	AAR Corp	5,555,641
392,700	Apogee Enterprises Inc	9,047,808
141,504	Donaldson Co Inc	6,582,766
391,510	Enerpac Tool Group Corp	6,890,576

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
30,172	Generac Holdings Inc (a)	$3,678,872
96,700	Graco Inc	4,640,633
132,500	Hub Group Inc, Class A (a)	6,341,450
253,100	nVent Electric PLC (d)	4,740,563
154,600	Oshkosh Corp	11,072,452
33,300	Proto Labs Inc (a)	3,745,251
137,586	Raven Industries Inc	2,959,475
188,751	Tennant Co	12,270,703
		77,526,190
	INFORMATION TECHNOLOGY 16.8%
51,865	Badger Meter Inc	3,263,346
79,900	Cabot Microelectronics Corp	11,149,246
68,578	CyberOptics Corp (a)	2,208,898
575,829	Digi International Inc (a)	6,708,408
16,600	Envestnet Inc (a)	1,220,764
56,700	Littelfuse Inc	9,674,721
131,698	NVE Corp	8,142,887
30,400	Plexus Corp (a)	2,145,024
156,680	Workiva Inc (a)	8,380,813
		52,894,107
	MATERIALS 3.3%
34,863	Hawkins Inc	1,484,467
199,300	HB Fuller Co	8,888,780
		10,373,247
	REAL ESTATE 6.0%
81,828	CoreSite Realty Corp	9,906,098
510,400	Physicians Realty Trust	8,942,208
		18,848,306
	UTILITIES 5.2%
168,600	Black Hills Corp	9,552,876
125,600	NorthWestern Corp	6,847,712
		16,400,588
	TOTAL COMMON STOCKS (cost $279,645,249)	$311,802,838

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2020

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 1.2%
3,861,681	First American Government Obligations Fund, Class X, 0.091% (c) (cost $3,861,681)	$3,861,681
	TOTAL INVESTMENTS 100.0% (cost $283,506,930)	$315,664,519
	OTHER ASSETS AND LIABILITIES (NET) 0.0%	(78,389)
	TOTAL NET ASSETS 100.0%	$315,586,130

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2020, these securities represented $3,257,296 or 1.0% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2020.

(d)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)   June 30, 2020

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1) *:
Unaffiliated securities *	$4,116,199,322	$810,565,539	$315,664,519
Affiliated securities (Note 5) *	61,107,190	-	-
	4,177,306,512	810,565,539	315,664,519
Receivable for Fund shares sold	1,387,660	88,286	362,327
Receivable for securities sold	6,321,694	3,988,364	-
Dividends and interest receivable	5,425,863	3,812,881	143,990
Prepaid expenses and other assets	108,603	48,351	40,821
	4,190,550,332	818,503,421	316,211,657
LIABILITIES
Payable for Fund shares redeemed	1,656,519	184,007	261,171
Payable for securities purchased	2,255,030	650,000	-
Accrued investment management fees (Note 2)	1,910,306	392,215	234,330
Accrued Fund administration fees	250,651	55,103	26,571
Accrued audit and tax fees	21,092	25,729	19,958
Accrued transfer agent fees	337,407	60,939	43,149
Other accrued fees	275,995	81,944	40,348
	6,707,000	1,449,937	625,527
NET ASSETS	$4,183,843,332	$817,053,484	$315,586,130
NET ASSETS CONSIST OF
Portfolio capital	$2,036,600,988	$598,589,421	$280,338,263
Total distributable earnings	2,147,242,344	218,464,063	35,247,867
TOTAL NET ASSETS	$4,183,843,332	$817,053,484	$315,586,130
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	34,743,542	8,719,146	14,172,660
Net asset value per share	$120.42	$93.71	$22.27
* Cost of investments
Cost of unaffiliated securities	$2,257,790,275	$609,291,564	$283,506,930
Cost of affiliated securities (Note 5)	63,772,486	-	-
	$2,321,562,761	$609,291,564	$283,506,930

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2020

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$42,162,695	$6,489,981	$3,097,968
Dividends from affiliated securities (Note 5)	409,297	-	-
Interest income	-	5,931,749	-
TOTAL INCOME	42,571,992	12,421,730	3,097,968
Expenses:
Investment management fees (Note 2)	11,629,176	2,511,239	1,562,150
Fund administration fees	370,865	81,289	39,101
Fund accounting fees	227,547	73,126	33,739
Trustees' fees (Note 2)	142,121	29,700	12,604
Transfer agent fees	753,063	169,742	115,743
Custodian fees	108,086	24,257	11,032
Legal and audit fees	68,211	32,447	21,019
Printing and mailing fees	87,452	22,692	15,100
Other fees	95,039	38,836	27,881
TOTAL EXPENSES	13,481,560	2,983,328	1,838,369
NET INVESTMENT INCOME	29,090,432	9,438,402	1,259,599
REALIZED AND UNREALIZED GAIN (Note 4)
Net realized gain on investments
Unaffiliated issuers	203,626,172	12,600,175	2,156,886
Change in net unrealized depreciation on investments
Unaffiliated issuers	(454,620,020)	(72,087,593)	(75,066,838)
Affiliated issuers (Note 5)	(11,727,007)	-	-
	(466,347,027)	(72,087,593)	(75,066,838)
NET LOSS ON INVESTMENTS	(262,720,855)	(59,487,418)	(72,909,952)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(233,630,423)	$(50,049,016)	$(71,650,353)
* Net of foreign taxes withheld of:	$611,044	$74,506	$2,524

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS
Net investment income	$29,090,432	$55,764,139
Net realized gain on investments sold	203,626,172	345,728,849
Net change in unrealized appreciation (depreciation) of investments	(466,347,027)	678,657,381
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(233,630,423)	1,080,150,369
DISTRIBUTIONS TO SHAREHOLDERS	(25,924,232)	(325,706,532)
CAPITAL TRANSACTIONS
Proceeds from shares sold	95,357,033	183,032,904
Reinvestment of distributions from net investment income and net realized gains	23,782,718	303,147,958
Cost of shares redeemed	(309,678,364)	(545,630,903)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(190,538,613)	(59,450,041)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(450,093,268)	694,993,796
NET ASSETS
Beginning of period	4,633,936,600	3,938,942,804
End of period	$4,183,843,332	$4,633,936,600
FUND SHARE TRANSACTIONS
Shares sold	824,190	1,499,072
Shares issued for reinvested distributions	200,208	2,381,520
Shares redeemed	(2,706,074)	(4,459,363)
NET DECREASE IN FUND SHARES	(1,681,676)	(578,771)

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS
Net investment income	$9,438,402	$19,580,534
Net realized gain on investments sold	12,600,175	26,796,877
Net change in unrealized appreciation (depreciation) of investments	(72,087,593)	115,588,923
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(50,049,016)	161,966,334
DISTRIBUTIONS TO SHAREHOLDERS	(9,026,229)	(41,682,895)
CAPITAL TRANSACTIONS
Proceeds from shares sold	38,456,129	101,678,402
Reinvestment of distributions from net investment income and net realized gains	8,755,252	40,446,847
Cost of shares redeemed	(99,910,550)	(141,035,720)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(52,699,169)	1,089,529
TOTAL INCREASE (DECREASE) IN NET ASSETS	(111,774,414)	121,372,968
NET ASSETS
Beginning of period	928,827,898	807,454,930
End of period	$817,053,484	$928,827,898
FUND SHARE TRANSACTIONS
Shares sold	412,439	1,074,318
Shares issued for reinvested distributions	98,976	411,102
Shares redeemed	(1,105,143)	(1,476,161)
NET INCREASE (DECREASE) IN FUND SHARES	(593,728)	9,259

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS
Net investment income	$1,259,599	$2,029,476
Net realized gain on investments sold	2,156,886	9,301,124
Net change in unrealized appreciation (depreciation) of investments	(75,066,838)	66,187,132
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(71,650,353)	77,517,732
DISTRIBUTIONS TO SHAREHOLDERS	-	(13,263,989)
CAPITAL TRANSACTIONS
Proceeds from shares sold	28,647,270	61,554,115
Reinvestment of distributions from net investment income and net realized gains	-	12,982,051
Cost of shares redeemed*	(78,711,218)	(68,966,536)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(50,063,948)	5,569,630
TOTAL INCREASE (DECREASE) IN NET ASSETS	(121,714,301)	69,823,373
NET ASSETS
Beginning of period	437,300,431	367,477,058
End of period	$315,586,130	$437,300,431
FUND SHARE TRANSACTIONS
Shares sold	1,302,826	2,447,445
Shares issued for reinvested distributions	-	491,744
Shares redeemed	(3,690,451)	(2,727,309)
NET INCREASE (DECREASE) IN FUND SHARES	(2,387,625)	211,880
* Net of redemption fees of:	$8,206	$65,810

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)   June 30, 2020

Note 1 – Organization and Significant Accounting Policies

Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund) and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. Mairs & Power, Inc. (the Adviser) is the investment adviser of each Fund. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Debt securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances, as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of June 30, 2020, no securities were valued using this method.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2020

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of June 30, 2020:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$4,177,306,512	$524,220,075	$315,664,519
Level 2**	-	286,345,464	-
Level 3	-	-	-
Total	$4,177,306,512	$810,565,539	$315,664,519

*  All Level 1 investments are equity securities (common stocks) and short-term investments.

**  All Level 2 investments are fixed income securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds did not hold any level 3 investments during the six months ended June 30, 2020.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of June 30, 2020, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

As of December 31, 2019, none of the Funds had capital loss carryforwards nor did they have any qualified later year losses for federal tax purposes.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2020

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition of disclosures.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

Note 2 – Related-Party Transactions

Investment Management Fees

The Adviser provides investment management services and various administrative services to the Funds under a written agreement for Investment Counsel Service (the Investment Advisory Agreement) approved by the Board. Pursuant to the Investment Advisory Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser or Trustees who are otherwise "interested persons" of the Trust.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2020

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

The tax character of distributions paid during the six months ended June 30, 2020 and year ended December 31, 2019, were as follows:

Six months ended June 30, 2020
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$25,924,232	$9,026,229	$-
Long-term capital gains	-	-	-
Total distributions paid	$25,924,232	$9,026,229	$-
Year ended December 31, 2019
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$55,405,543	$19,590,959	$1,830,885
Long-term capital gains	270,300,989	22,091,936	11,433,104
Total distributions paid	$325,706,532	$41,682,895	$13,263,989

Ordinary income distributions include net short-term capital gains. The Funds are designating as long-term capital gain dividends, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

At December 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,295,253,787	$651,015,496	$330,588,911
Gross unrealized appreciation	$2,352,857,589	$279,593,972	$127,515,959
Gross unrealized depreciation	(31,558,708)	(6,235,880)	(20,816,330)
Net unrealized appreciation	$2,321,298,881	$273,358,092	$106,699,629
Undistributed ordinary income	$986,019	$121,273	$198,591
Undistributed long-term capital gains	84,512,099	4,059,943	-
Total distributable earnings	$85,498,118	$4,181,216	$198,591
Other accumulated earnings	-	-	-
Total accumulated earnings	$2,406,796,999	$277,539,308	$106,898,220

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Growth Fund	$366,516,688	$557,265,995
Balanced Fund	81,427,654	129,608,230
Small Cap Fund	33,130,551	80,494,214

Purchases and sales of government securities during the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	-	1,143,125
Small Cap Fund	-	-

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2020

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following company during the six months ended June 30, 2020. As a result, this company is deemed an affiliate of the Growth Fund as defined by the 1940 Act. Transactions during the period in this security were as follows:

Growth Fund

Security Name	Share Balance 06/30/20	Fair Value at 12/31/19	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation	Fair Value at 06/30/20	Dividend Income(1)
Tennant Co	939,966	$69,315,684	$3,518,513	$-	$-	$(11,727,007)	$61,107,190	$409,297

(1)  Dividend income and realized gain amounts are reported for the period in which the security was deemed an affiliate.

Note 6 – Impacts of COVID-19

The recent global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the Funds' investments depends on future developments, including the duration and spread of the outbreak. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the Fund's investments.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2020 (1)	2019	2018	2017	2016	2015
	(unaudited)
Per Share
Net asset value, beginning of period	$127.22	$106.45	$121.12	$113.83	$104.44	$116.20
Income from investment operations:
Net investment income	0.84	1.59	1.61	1.60	1.61	1.68
Net realized and unrealized gain (loss)	(6.89)	28.59	(6.96)	17.16	14.43	(5.17)
Total from investment operations	(6.05)	30.18	(5.35)	18.76	16.04	(3.49)
Distributions to shareholders from:
Net investment income	(0.75)	(1.58)	(1.59)	(1.66)	(1.61)	(1.67)
Net realized gains on investments sold	-	(7.83)	(7.73)	(9.81)	(5.04)	(6.60)
Total distributions	(0.75)	(9.41)	(9.32)	(11.47)	(6.65)	(8.27)
Net asset value, end of period	$120.42	$127.22	$106.45	$121.12	$113.83	$104.44
Total investment return	(4.75)%	28.39%	(4.34)%	16.52%	15.38%	(3.07)%
Net assets, end of period, in thousands	$4,183,843	$4,633,937	$3,938,943	$4,731,156	$4,392,473	$3,837,264
Ratios/supplemental data:
Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.64%	0.66%	0.65%
Ratio of net investment income to average net assets	1.40	1.28	1.27	1.30	1.42	1.43
Portfolio turnover rate	8.84	10.77	9.25	8.84	10.99	9.64

(1)  For the six months ended June 30, 2020, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2020 (1)	2019	2018	2017	2016	2015
	(unaudited)
Per Share
Net asset value, beginning of period	$99.74	$86.79	$94.01	$87.29	$81.16	$86.79
Income from investment operations:
Net investment income	1.07	2.13	2.09	2.04	1.99	2.14
Net realized and unrealized gain (loss)	(6.08)	15.39	(4.71)	8.26	7.21	(4.34)
Total from investment operations	(5.01)	17.52	(2.62)	10.30	9.20	(2.20)
Distributions to shareholders from:
Net investment income	(1.02)	(2.12)	(2.09)	(2.07)	(1.99)	(2.13)
Net realized gains on investments sold	-	(2.45)	(2.51)	(1.51)	(1.08)	(1.30)
Total distributions	(1.02)	(4.57)	(4.60)	(3.58)	(3.07)	(3.43)
Net asset value, end of period	$93.71	$99.74	$86.79	$94.01	$87.29	$81.16
Total investment return	(4.96)%	20.32%	(2.80)%	11.90%	11.42%	(2.54)%
Net assets, end of period, in thousands	$817,053	$928,828	$807,455	$984,788	$861,426	$667,680
Ratios/supplemental data:
Ratio of expenses to average net assets	0.71%	0.71%	0.72%	0.71%	0.72%	0.73%
Ratio of net investment income to average net assets	2.26	2.22	2.20	2.24	2.37	2.49
Portfolio turnover rate	9.89	13.60	9.01	13.13	14.10	14.05

(1)  For the six months ended June 30, 2020, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2020 (1)	2019	2018	2017	2016	2015
	(unaudited)
Per Share
Net asset value, beginning of period	$26.41	$22.48	$25.32	$24.33	$19.48	$20.67
Income from investment operations:
Net investment income	0.09	0.13	0.15	0.13	0.08	0.08
Net realized and unrealized gain (loss)	(4.23)	4.62	(1.92)	1.73	5.24	(1.04)
Total from investment operations	(4.14)	4.75	(1.77)	1.86	5.32	(0.96)
Distributions to shareholders from:
Net investment income	-	(0.11)	(0.15)	(0.13)	(0.08)	(0.08)
Net realized gains on investments sold	-	(0.71)	(0.92)	(0.74)	(0.39)	(0.15)
Redemption fees (2)(3)	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	-	(0.82)	(1.07)	(0.87)	(0.47)	(0.23)
Net asset value, end of period	$22.27	$26.41	$22.48	$25.32	$24.33	$19.48
Total investment return	(15.68)%	21.13%	(6.91)%	7.64%	27.27%	(4.68)%
Net assets, end of period, in thousands	$315,586	$437,300	$367,477	$435,507	$382,443	$193,837
Ratios/supplemental data:
Ratio of expenses to average net assets	1.06%	1.05%	1.04%	1.04%	1.05%	1.06%
Ratio of net investment income to average net assets	0.73	0.48	0.54	0.48	0.48	0.43
Portfolio turnover rate	9.49	15.07	20.40	19.27	21.26	23.27

(1)  For the six months ended June 30, 2020, all ratios have been annualized except total investment return and portfolio turnover.

(2)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(3)  Amount per share is less than $0.005.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period January 1, 2020 through June 30, 2020 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only and do not reflect any transactional fees, such as redemption fees. In addition, if these transactional fees were included, your costs would have been higher. These hypothetical expense examples may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 01/01/2020	Ending Account Value 06/30/2020	Expenses Paid During Period *
Actual return	$1,000.00	$952.50	$3.16
Hypothetical assumed 5% return	$1,000.00	$1,021.63	$3.27

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (182 days), divided by 366 days.

Mairs & Power Balanced Fund

	Beginning Account Value 01/01/2020	Ending Account Value 06/30/2020	Expenses Paid During Period *
Actual return	$1,000.00	$950.40	$3.44
Hypothetical assumed 5% return	$1,000.00	$1,021.33	$3.57

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.71%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (182 days), divided by 366 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 01/01/2020	Ending Account Value 06/30/2020	Expenses Paid During Period *
Actual return	$1,000.00	$843.20	$4.86
Hypothetical assumed 5% return	$1,000.00	$1,019.59	$5.32

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.06%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (182 days), divided by 366 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov on Form N-PX.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

A description of the Funds' policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI and on the Funds' website. A complete list of each Fund's holdings is available on or about 15 days after each quarter-end at www.mairsandpower.com. This list remains available on the website until it is replaced with the following quarter-end list. The portfolio holdings list is also filed in the Funds' annual and semi-annual reports to shareholders filed with the SEC on Form N-CSR and as an exhibit to Form N-PORT following the end of each quarter. Form N-CSR and the public portion of Form N-PORT, when available, may be viewed on the SEC's website at www.sec.gov.

2020 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

The Board of Trustees (the Board) of Mairs & Power Funds Trust (the Trust), including the Trustees who are not "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended (the Independent Trustees), unanimously approved the renewal of the Amended and Restated Agreement for Investment Counsel Service (the Investment Advisory Agreement) between the Trust on behalf of the Mairs & Power Growth Fund (the Growth Fund), the Mairs & Power Balanced Fund (the Balanced Fund) and the Mairs & Power Small Cap Fund (the Small Cap Fund) (each, a Fund and together, the Funds) and Mairs & Power, Inc. (the Adviser) at a meeting of the Board held on May 21, 2020.

In evaluating the Investment Advisory Agreement, the Trustees took into account their cumulative experience with the Adviser and their ongoing review of the Funds and discussions with the Funds' portfolio managers and management of the Trust at meetings throughout the year. The Trustees also considered information provided to the Board throughout the year regarding the Adviser's investment process, personnel, performance, Fund expenses, brokerage and trading, compliance issues and operational initiatives. The Trustees' approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Adviser, including the investment process used by the Adviser; (2) the performance of each Fund in comparison to its benchmark index, a peer group and a comparison universe of similar mutual funds; (3) the management fees and total net expenses of the Funds, including comparative information with respect to a peer group and a comparison universe of similar mutual funds; (4) a comparison of the Adviser's services and the amounts paid by the Funds with those under the Adviser's agreements with other clients; (5) the profitability of the Adviser with respect to the Funds; (6) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (7) any benefits accruing to the Adviser from its relationship with the Funds.

In preparation for the meeting, the Adviser provided the Trustees with extensive materials that were relevant to the Trustees' consideration of the Investment Advisory Agreement, including the Adviser's narrative responses to the Section 15(c) request submitted on behalf of the Trustees providing information about the factors set forth above. The Board was also provided with a report prepared by Broadridge Financial Solutions (Broadridge), an independent third party data provider, providing various data, including the Funds' investment performance over different time periods compared to each Fund's benchmark index, peer group and a comparison universe of similar mutual funds as well as the contractual and net management fees and

2020 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

total net expenses of the Funds in comparison to their Morningstar category and comparative groups selected by Broadridge. The Board also considered information provided by the Adviser regarding the implementation of the Adviser's business continuity plan and the performance and operations of the Funds during the COVID-19 pandemic.

At the May 21, 2020 meeting, the Board discussed the Adviser's 15(c) response and related matters with management. The Trustees also considered their responsibilities and duties in considering the renewal of the Investment Advisory Agreement. The Independent Trustees met separately to discuss the proposed renewal of the Investment Advisory Agreement in executive session with legal counsel present, but with no representatives of the Adviser present. In reaching their decision to renew the Investment Advisory Agreement with the Adviser, the Trustees considered all factors they believed to be relevant, including the factors below, and made the following conclusions. In their deliberations, the Trustees did not identify any single factor as determinative.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the Adviser's services provided to the Funds, the Trustees noted each Fund's performance record, as discussed in more detail below under "Investment Performance." The Trustees considered the Adviser's experience as an investment adviser since 1931 and its consistent investment process, including its emphasis on companies located in the Upper Midwest and the analysis performed to identify companies with sustainable long-term growth. The Trustees also considered the resources of the Adviser that benefit the Funds, including the depth and expertise of the Adviser's investment management, operations and compliance personnel and investments in compliance and technology support. The Trustees also took into account the Adviser's role in the Funds' distribution strategy, risk management system, liquidity risk management program, business continuity plan and compliance program. The Trustees considered administrative services provided by the Adviser under the Investment Advisory Agreement, such as the provision of office space and Fund officers, information technology, recordkeeping, operational support, compliance services, financial reporting services, service provider oversight and general fund management. The Trustees considered information regarding purchases and redemptions of the Funds' shares as well as the Adviser's brokerage and soft dollars policies. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement.

Investment Performance

In reviewing each Fund's performance, the Trustees considered the information provided in connection with the May 21, 2020 Board meeting, noting that they also receive detailed performance information at each regular Board meeting during the year as well as an in-depth review of prior year performance and risk metrics for the Funds at the first quarter meeting. In addition, the Board noted it has been receiving regular reports from the Adviser regarding the Funds' performance following the market downturn in March 2020. At the May 21, 2020 meeting, the Trustees considered the investment results for each Fund compared to 1) a peer group of similar funds selected by Broadridge (the Performance Group); 2) a performance universe of similar funds selected by Broadridge (the Performance Universe); and 3) each Fund's respective benchmark index for the applicable periods ended December 31, 2019. The Board considered management's discussion of the factors contributing to differences in performance as compared to each Fund's benchmark index, including differences in investment strategies and risks, as well as management's view that performance must be considered over complete market cycles.

The Trustees noted that while the Growth Fund had underperformed the Fund's benchmark (the S&P 500 Total Return Index) over most periods and had underperformed the Performance Group average for the one-year period, its performance was generally in line with or outperformed the Performance Group and the Performance Universe averages for longer time periods. In addition, the Growth Fund had outperformed the S&P 500 Total Return Index for the since-inception (1958) period. The Trustees noted that the performance of the Growth Fund was in the third or fourth quintile of the Performance Group and Performance Universe for the one-, three- and five-year periods ended December 31, 2019 and in the second quintile for the ten-year period ended December 31, 2019, with the first quintile representing the highest performance and the fifth quintile

2020 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

representing the lowest performance. The Board considered the Fund's strong absolute performance for the one-year period, its good annualized performance for the 10-year and since-inception periods and its good relative performance for the since-inception period. The Board noted that the Adviser's investment strategy and portfolio risk management techniques can cause the Fund's performance to vary from the S&P 500 Total Return Index, particularly over the short to intermediate term.

The Trustees noted that the Balanced Fund's performance ranged from the second to fourth quintile for the one-year and three-year periods, was in the third quintile of the Performance Group and the first quintile of the Performance Universe for the five-year period and was in the first quintile of the Performance Group and the Performance Universe for the 10-year period. The Balanced Fund's performance trailed its benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg Barclays U.S. Government/Credit Bond Index) for more recent periods but was in line with the composite index for the 10-year period and outperformed the index for the since-inception (1961) period. The Trustees considered the Fund's strong absolute performance for the one-year period ended December 31, 2019 and noted the Fund's good annualized performance for the 10-year and since-inception periods.

The Trustees noted that the Small Cap Fund's performance was in the third and fourth quintiles of the Performance Group and the Performance Universe for the three-year and one-year periods ended December 31, 2019, respectively, in the second quintile for the five-year period and was in the first quintile for the since-inception (2011) period. The Trustees noted that the Fund has underperformed its benchmark index over the one-, three- and five-year periods and has outperformed the index for the since-inception period. The Board considered the Adviser's commentary regarding stock selection being the primary driver of relative performance and management's view that the Fund's underperformance will be short-term in nature. The Trustees considered the Fund's strong absolute performance for the one-year period ended December 31, 2019 as well as the Fund's good relative and annualized performance for the since-inception period.

The Trustees observed that while the Funds have had periods of underperformance, the Funds have had good absolute performance over longer time periods. The Trustees believe that the Adviser's philosophy of investing in quality, predominantly Upper Midwest, companies with favorable long-term growth potential should produce positive results for shareholders in the long-term. The Trustees concluded, in the context of their full deliberations, that the Funds' performance results were sufficient to support the renewal of the Investment Advisory Agreement.

Management Fees and Expenses

In evaluating the level of the management fees paid to the Adviser, the Trustees considered both the amount of the fees and the overall expenses of each Fund compared to (1) the Morningstar category and (2) the smaller peer group of similar funds selected by Broadridge (the Expense Group). The Trustees noted that the net management fee paid to the Adviser by the Growth Fund was above Morningstar's Large Blend category median but below the Expense Group median. The Trustees noted that the management fee for the Balanced Fund was above the median fee for its Morningstar category (50% to 70% Equity) and above the Expense Group median. However, the Trustees noted that the Growth Fund's and Balanced Fund's total net expense ratios were below the median total net expense ratios of funds in their respective Morningstar category and Expense Group. With respect to the Small Cap Fund, the Trustees noted that the net management fee was above Morningstar's Small Blend category median and the Expense Group median but the Fund's total net expense ratio was below the Expense Group median and the Morningstar category median.

The Trustees then reviewed the fees the Adviser charges its non-mutual fund advisory clients (Advisory Clients) and the reasons noted by the Adviser for the differences in fees charged to Advisory Clients. In addition, the Trustees reviewed the investment advisory fee charged to an institutional client of the Adviser for sub-advisory services in the small-cap mandate. The Trustees noted that the Adviser provides certain resources and services to the Small Cap Fund that are not provided to the sub-advised account, and the level of risk assumed by the Adviser for the Small Cap Fund is greater than for the sub-advised account. In addition, the level of investment decision-making is generally higher with respect to the Funds because cash flows result in purchase and sale decisions made by the Adviser almost every trading day. Having considered all of these factors, the Trustees concluded that each Fund's management fee is fair and reasonable for the services provided.

2020 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser

The Trustees reviewed information regarding the Adviser's profitability from its relationship with each Fund over the past two calendar years. The Trustees reaffirmed their belief that the Adviser should be entitled to earn a reasonable level of profit for the services it provides to the Funds. Based on their review, the Trustees concluded that the Adviser's level of profitability from its relationship with each Fund is reasonable. The Trustees also reviewed the Adviser's financial condition and determined it to be sound.

Other Benefits

The Trustees considered the benefits to the Adviser from soft dollar arrangements whereby the Adviser receives proprietary and third-party investment research services from an executing broker-dealer and through commission sharing arrangements with agency broker-dealers that execute the Funds' purchases and sales of securities. The Trustees considered that the research services received from broker-dealers are used to service all accounts that invest in equity securities and that the Adviser's Advisory Clients benefit from the research obtained from research broker-dealers. While difficult to measure, the Trustees concluded that the benefits the Adviser receives are fairly modest, given the Funds' relatively low portfolio turnover rates and the Adviser's out of pocket payments for other research services. The Trustees noted that the Adviser derives reputational benefits from its association with the Funds as well. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Economies of Scale

The Trustees reviewed the extent to which economies of scale may be realized as the Funds increase in size. In order to provide an "economies of scale" benefit to shareholders of the Growth Fund, the Adviser previously had established a breakpoint at the $2.5 billion asset level under the Investment Advisory Agreement for the Growth Fund. The breakpoint reduces the management fee applicable to assets managed in excess of $2.5 billion from 0.60% to 0.50%. The Trustees reaffirmed their conclusion that establishing this breakpoint at $2.5 billion forms a reasonable basis for having management fee levels reflect economies of scale for the benefit of Growth Fund shareholders at the Fund's current asset levels. Considering the current level of assets in each of the Balanced Fund and the Small Cap Fund, the Trustees concurred with management's view that the absence of breakpoints in the management fee for the Balanced Fund and Small Cap Fund is reasonable at this time. The Trustees also noted that the Adviser has shared economies of scale with shareholders through its investments in resources and services that benefit the Funds.

On the basis of its review of the foregoing information, the Board found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

eDelivery is available to all direct shareholders. eDelivery provides your tax statements, account statements, trade confirmation statements and shareholder reports online rather than by regular mail. In addition to reducing paper waste, eDelivery may reduce your Fund fees by lowering printing and mailing costs over time. To receive materials electronically, please contact Shareholder Services at (800) 304-7404 or visit www.mairsandpower.com to sign up for eDelivery. If you hold your Fund shares through a Financial Intermediary, please contact your Financial Intermediary regarding electronic delivery options.

LIQUIDITY RISK MANAGEMENT (unaudited)

The Funds have adopted and implemented a written Liquidity Risk Management Program ("Trust LRM Program") as required by Rule 22e-4 under the Investment Company Act of 1940. The Trust LRM Program is overseen by the Program Administrator, comprised of qualified individuals of the Funds' Adviser. The Funds' Board has approved the designation of the Program Administrator to oversee the Trust LRM Program. The Trust LRM Program's principal objectives include assessing, managing and periodically reviewing each Fund's liquidity risk and providing an annual report to the Board on the operating effectiveness of the Trust LRM Program to mitigate the risk that a Fund will be unable to meet its redemption obligations on a timely basis without significant dilution of the remaining Fund investors' interests in such Fund.

The Trust LRM Program takes into consideration the Fund's investment strategy, liquidity classifications of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents during both normal and reasonably foreseeable stressed conditions as part of the management and assessment of liquidity risk.

On February 27, 2020, the Board reviewed the Program Adminstrator's annual report. During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator has determined, and reported to the Board, that the Trust LRM Program has operated adequately and effectively to manage the Funds' liquidity risk since implementation. There can be no assurance that the Trust LRM Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We provide a notice annually describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958
Mairs & Power Balanced Fund, established 1961
Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Mairs & Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Incorporated by reference to previous Form N-CSR filing, filed August 31, 2018.

(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 99.CERT to this form.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 99.906CERT to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	September 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	September 2, 2020

By (Signature and Title)*	/s/ Andrea Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	September 2, 2020

* Print the name and title of each signing officer under his or her signature.

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